Filed Pursuant to Rule 497(e)
Registration No. 333-141582
THE GABELLI 787 FUND, INC.
(the “Fund”)
Supplement dated June 29, 2011
to the Statement of Additional Information (“SAI”) dated February 28, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the SAI to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G. distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the SAI for contacting the Fund have not changed.
The following information replaces similar information found in the “The Distributor” section on page 37:
The Fund has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis. Prior to July 31, 2008, the Fund had a distribution agreement with Enterprise Fund Distributors, Inc. (“EFD”) whereby EFD served as the distributor for each class of the Fund’s shares.